UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: January 25, 2010

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                      1-9494                   13-3228013
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


  727 Fifth Avenue, New York, New York                             10022
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.      Other Events.

Registrant makes various grants and awards of cash, stock and stock units, and provides various benefits, to its executive officers and other management employees pursuant to its 2005 Employee Incentive Plan. As part of its annual review of compensation, the Compensation Committee of Registrant's Board of Directors made various changes. Forms of the changed terms, subject to such changes made are attached as an exhibit hereto and are incorporated herein by reference.


Item 9.01.      Financial Statements and Exhibits.

    (c)         Exhibits

                10.140c Terms of 2010 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant's 2005 Employee Incentive Plan as adopted on January 20, 2010 for use with grants made that same date.
















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      TIFFANY & CO.


                                  BY: /s/ Patrick B. Dorsey
                                      __________________________________________
                                      Patrick B. Dorsey
                                      Senior Vice President, General Counsel and
                                      Secretary





Date:  January 25, 2010





























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                                  EXHIBIT INDEX


Exhibit No.     Description

99.1 Terms of 2010 Performance-Based Restricted Stock Unit Grants to Executive Officers under Registrant's 2005 Employee Incentive Plan as adopted on January 20, 2010 for use with grants made that same date.